Exhibit 10.30

                                     WARRANT
                          REGISTRATION RIGHTS AGREEMENT

                              AUTOTOTE CORPORATION

           Warrants to Purchase 250,000 Shares of Class A Common Stock

                           Dated as of October 2, 2000

                             RAMIUS SECURITIES, LLC


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

                      WARRANT REGISTRATION RIGHTS AGREEMENT

            This WARRANT REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of October 2, 2000, by and between AUTOTOTE CORPORATION, a Delaware corporation (the "Company"), and the undersigned (the "Securityholder").

            The Securityholder is the beneficial owner of certain Registrable Securities (as defined below) issued by the Company. The Company and the Securityholder deem it to be in their respective best interests to set forth the rights of the Securityholder in connection with public offerings and sales of the Registrable Securities.

            NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Securityholder, intending legally to be bound, hereby agree as follows.

            Section 2. Definitions. As used in this Agreement, the following terms shall have the following meanings:

            "Affiliate" of any person means any other person who either directly or indirectly is in control of, is controlled by, or is under common control with such person.

            "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in The City of New York are authorized by law, regulation or executive order to close.

            "Common Stock" shall mean the Class A common stock, par value $.01, of the Company.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

            "Holder" shall mean any Person that beneficially owns Registrable Securities, including such successors and assigns as acquire Registrable Securities, directly or indirectly, from such Person. For purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder thereof.

            "Person" shall mean an individual, partnership, corporation, limited liability company, joint venture trust or unincorporated organization, a government or agency or political subdivision thereof or any other entity.

            "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.


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

            "Registrable Securities" shall mean (i) the 250,000 shares of Common Stock issuable upon the exercise of the Warrant (ii) any other securities issued or issuable as a result of, or in connection with, any stock dividend, stock split or reverse stock split, combination, recapitalization, reclassification, merger or consolidation, exchange or distribution in respect of the Common Stock referred to in clause (i) above.

            "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

            "Restricted Securities" shall have the meaning set forth in Section 2 hereof.

            "Rule 144" shall mean Rule 144 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

            "Rule 415" shall mean Rule 415 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

            "Rule 903" shall mean Rule 903 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

            "Rule 904" shall mean Rule 904 promulgated under the Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

            "SEC" shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

            "Securities Act" shall mean the Securities Act of 1933, as amended (or any similar successor federal statute), and the rules and regulations thereunder, as the same are in effect from time to time.

            "Underwritten Offering" shall mean a registered offering in which securities of the Company are sold to an underwriter for reoffering to the public.

            "Warrant" shall mean the warrant, of even date herewith, issued to the Securityholder initially to acquire 250,000 shares of Common Stock.

            Section 3. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security that has ceased to be a Registrable Security cannot


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

thereafter become a Registrable Security. As used herein, a Restricted Security is a Registrable Security which has not been effectively registered under the Securities Act and distributed in accordance with an effective Registration Statement and which has not been distributed by the Holder pursuant to Rule 144, Rule 903 or Rule 904, unless, in the case of a Registrable Security distributed pursuant to Rule 903 or 904, any applicable restricted period has not expired or the SEC or its staff has taken the position in a published release, ruling or no-action letter that securities distributed under Rule 903 or 904 are ineligible for resale in the United States under Section 4(1) of the Securities Act notwithstanding expiration of the applicable restricted period.

            Section 4. Piggyback Registration.

            (a) If the Company at any time proposes to file a registration statement with respect to any class of equity securities for its own account (other than in connection with the Registration Statement on Form S-4 or S-8 (or any successor or substantially similar form), or of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (ii) a dividend reinvestment plan), other than for the registration of securities for sale on a continuous or delayed basis pursuant to Rule 415, or for the account of any other holder exercising registration rights, then the Company shall in each case give written notice of such proposed filing to the Holder of Registrable Securities at least fifteen
(15) days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to the Holder the opportunity to have any or all of the Registrable Securities held by the Holder included in such registration statement. The Holder of Registrable Securities desiring to have its Registrable Securities registered under this Section 3 shall so advise the Company in writing within ten (10) days after the date such notice is given (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall use its best reasonable efforts to include in such Registration Statement all such Registrable Securities so requested to be included therein.

            (b) Notwithstanding the foregoing, if the managing underwriter or underwriters of any such proposed public offering advise the Company that the total amount or kind of securities which the Holder of Registrable Securities, the Company and any other persons or entities intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering, then the amount or kind of securities to be offered for the account of the Holder of Registrable Securities shall be allocated first to the Company and any holder of securities including securities in such Registration Statement pursuant to the exercise of demand registration rights (a "Requesting Securityholder"), then reduced pro rata, together with the amount or kind of securities to be offered for the accounts of any other persons requesting registration of securities pursuant to rights similar to the rights of the Holder under this Section 3, to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters before the securities offered by the Company or any Requesting Securityholder are so reduced. Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a Registration Statement referred to herein at any time before it becomes effective or withdraw,


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

postpone or terminate the offering after it becomes effective without obligation to the Securityholder or any Holder of the Registrable Securities.

            (c) In connection with its obligation under this Section 3, the Company will (i) furnish to the selling Holder of Registrable Securities without charge, at least one copy of any effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, and, if the Holder so requests in writing, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) in the form filed with the SEC; and (ii) deliver to the selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Persons may reasonably request.

            (d) As a condition to the inclusion of its Registrable Securities, Holder shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

            (e) Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event that, in the good faith judgment of the Company's Board of Directors, requires the suspension of the Holder's rights under this Section 3, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current Prospectus until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed. If the Company shall have given any such notice during a period when a Registration Statement is in effect, the Company shall extend the period during which such registration statement shall be maintained effective pursuant to this Agreement by the number of days during which any such disposition of Registrable Securities is discontinued pursuant to this Subsection 3(e). If so directed by the Company, on the happening of such event, the Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

            (f) Holder hereby covenants with the Company (i) not to make any sale of the Registrable Securities without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange, the Nasdaq National Market, Nasdaq SmallCap Market or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least five (5) business days prior to the date on which the Holder first offers to sell any such Registrable Securities.

            (g) Holder acknowledges and agrees that the Registrable Securities sold pursuant to the Registration Statement described in this Agreement are not


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

transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing such Registrable Securities is accompanied by a certificate reasonably satisfactory to the Company to the effect that (i) the Registrable Securities have been sold in accordance with such Registration Statement and (ii) the requirement of delivering a current Prospectus has been satisfied.

            (h) Holder shall not take any action with respect to any distribution deemed to be made pursuant to such Registration Statement, which would constitute a violation of Regulation M under the Exchange Act, or any other applicable rule, regulation or law.

            (i) Upon the expiration of the effectiveness of any Registration Statement, the Holder of Registrable Securities included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such Registration Statement which remain unsold, and such Holders shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

            (j) In the case of the registration of any underwritten primary offering initiated by the Company (other than any registration by the Company on Form S-4 or Form S-8 (or any successor or substantially similar form), or of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (ii) a dividend reinvestment plan) or any underwritten secondary offering initiated at the request of a holder of securities of the Company pursuant to registration rights granted by the Company, Holder agrees not to effect any public sale or distribution of securities of the Company, except as part of such underwritten registration, during the period beginning fifteen (15) days prior to the closing date of such underwritten offering and during the period ending ninety (90) days after such closing date (or such longer period as may be reasonably requested by the Company or by the managing underwriter or underwriters).

            (k) Anything to the contrary contained in this Agreement notwithstanding, when, in the opinion of counsel for the Company, registration of the Registrable Securities is not required by the Securities Act, in connection with a proposed sale of such Registrable Securities, the Holder shall have no rights pursuant to this Section 3. In furtherance and not in limitation of the foregoing, Holder shall have no rights pursuant to this Section 3 at such time as all of Holder's Registrable Securities may be sold in a three-month period pursuant to Rule 144.

            Section 5. Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) all reasonable fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all reasonable expenses of printing (including printing Prospectuses), messenger and delivery services and telephone; (iv) all reasonable fees and disbursements of counsel for


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

the Company; (v) all applications and filing fees in connection with listing the Registrable Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all reasonable fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance). Notwithstanding anything in this Section 4 to the contrary, the Company shall not be required to pay any underwriting discounts, commissions or transfer taxes, if any, relating to the sale of disposition of any Holder's Restricted Securities.

            The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company.

            Section 6. Indemnification.

            (a) The Company agrees to indemnify and hold harmless each Holder, its directors, officers, partners, employees, representatives and agents and each person, if any, who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against any and all losses, claims, damages, liabilities, judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action that could give rise to any such losses, claims, damages, liabilities or judgments) directly or indirectly caused by, related to, based upon, arising out of or in connection to any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary prospectus or Prospectus (or any amendment or supplement thereto) provided by the Company to any Holder or any prospective purchaser of Restricted Securities, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any Holder furnished in writing to the Company by any such Holder.

            (b) Each Holder of Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company set forth in Section 5(a) hereof, but only with reference to information relating to such Holder furnished in writing to the Company by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Restricted Securities, such Holder shall have the rights and duties given the Company, and the Company, such directors or officers or such controlling person shall have the rights and duties given to each Holder by the preceding paragraph. In no event shall any Holder, its directors, officers or any person who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect


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to its sale of Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Restricted Securities and
(ii) the amount of any damages that such Holder, its directors, officers or any person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 5(a) or 5(b) (the "indemnified party"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing, and the indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that, in the case of any action in respect of which indemnity may be sought pursuant to both Sections 5(a) and 5(b), a Holder shall not be required to assume the defense of such action pursuant to this Section 5(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Holder). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party, unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by a majority of the Holders, in the case of the parties indemnified pursuant to Section 5(a), and by the Company, in the case of parties indemnified pursuant to Section 5(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without the indemnifying party's written consent if the settlement is entered into more than 60 days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. Except as provided in the preceding sentence, no indemnifying party shall be liable for any settlement effected without its consent. The indemnifying party shall not, without the prior written consent of the indemnified party, effect any settlement or


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compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

            (d) To the extent that the indemnification provided for in this
Section 5 is unavailable to an indemnified party under Section 5(a) or Section 5(b) hereof (other than by reason of exceptions provided in those sections) in respect of any losses, claims, damages, liabilities, expenses or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities, expenses or judgments in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or judgments, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holders, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the Holders, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, expenses and judgments referred to above shall be deemed to include, subject to the limitations set forth in Section 5(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

            The Company and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, expenses or judgments referred to above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any matter, including any action that could have given rise to such losses, claims, damages, liabilities, expenses or judgments. Notwithstanding the provisions of this Section 5, no Holder, its directors, its officers or any person, if any, who controls such Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of Restricted Securities pursuant to a Registration Statement exceeds the sum of (i) the amount paid by such Holder for such Restricted Securities plus (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Restricted Securities held by each Holder hereunder and not joint.


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            (e) The Company agrees that the indemnity and contribution provisions of this Section 5 shall apply to the Securityholder to the same extent, on the same conditions, as it applies to Holders.

            Section 7. Participation in Underwritten Registrations.

            (a) The determination of whether any offering of Registrable Securities will be an Underwritten Offering shall be made in good faith judgment of the Board of Directors of the Company. In the event that the Board of Directors of the Company determines that such offering shall be an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Company.

            (b) No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 6 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

            Section 8. Rule 144. The Company agrees with each Holder, for so long as any Restricted Securities remain outstanding and during any period in which the Company (i) is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder or beneficial owner of Restricted Securities in connection with any sale thereof and any prospective purchaser of such Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Restricted Securities pursuant to Rule 144A, and (ii) is subject to Section 13 or 15(d) of the Exchange Act, to make all filings required thereby in a timely manner in order to permit resales of such Restricted Securities pursuant to Rule 144.

            Section 9. Miscellaneous.

            (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply in all material respects with its obligations under
Section 3 hereof may result in material irreparable injury to the Securityholder or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Securityholder or any Holder may obtain such relief as may be required under applicable law to specifically enforce the Company's obligations under Section 3 hereof.

            (b) No Inconsistent Agreements. The Company will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not


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

in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

            (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless (i) in the case of this
Section 8(c)(i), the Company has obtained the written consent of Holders of all outstanding Restricted Securities, and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority of the outstanding principal amount of Restricted Securities (excluding Restricted Securities held by the Company or its Affiliates).

            (d) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Securityholder, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

            (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                  (i) if to a Holder, at the address set forth on the records of the Company; and

                  (ii) if to the Company:

                               Autotote Corporation
                               750 Lexington Avenue, 25th Floor
                               New York, New York 10022
                               Facsimile No.: (212) 754-2372
                               Attention: General Counsel

                               With a copy to:

                               Kramer Levin Naftalis & Frankel LLP
                               919 Third Avenue
                               New York, New York 10022
                               Facsimile No.: (212) 715-8000
                               Attention: Peter Smith, Esq.

            All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.


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

            The address or person or entity to whose attention any notice or communication shall be given may be changed in accordance with the provisions of this Section 8(e).

            Upon the date of filing a Registration Statement, notice shall be delivered to the Securityholder (in the form attached hereto as Exhibit A) at the most current address given by the Securityholder to the Company, in accordance with the provisions of this Section 8(e), which address initially is listed below the Securityholder's name on the signature page hereof.

            (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Restricted Securities in violation of the terms hereof or of the Warrant. If any transferee of any Holder shall acquire Restricted Securities in any manner, whether by operation of law or otherwise, such Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement, including the restrictions on resale set forth in this Agreement and such person shall be entitled to receive the benefits hereof.

            (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

            (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

            (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

            (k) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted


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

with respect to the Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            SIGNATURE PAGE TO FOLLOW


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

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                                    AUTOTOTE CORPORATION

                                    By:_________________________________________
_________                              Name: Martin E. Schloss
                                       Title: Vice President and General Counsel

                                    THE SECURITYHOLDER:


                                    RAMIUS SECURITIES, LLC

                                    By: Ramius Capital Group, LLC
                                    Its: Investment Advisor
                                    By: C4S & Co., LLC
                                    Its: Managing Member

                                    By:_________________________________________
_________                              Name:  Peter A. Cohen
                                       Title: Managing Member

                                    Address for Notices:

                                    Ramius Securities, LLC
                                    666 Third Avenue, 26th Floor
                                    New York, NY 10017
                                    Attn: Peter A. Cohen


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